UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 17, 2016 (August 12, 2016)

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71- 0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Peach Street P.O. Box 7000, El Dorado, Arkansas		71730-7000
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On August 17, 2016, Murphy Oil Corporation (the “Company”) closed an offering of $550,000,000 aggregate principal amount of its 6.875% Notes due 2024 (the “Notes”). The Notes were offered and sold pursuant to a Terms Agreement (the “Terms Agreement”) dated August 12, 2016 (incorporating the Underwriting Agreement Standard Provisions dated August 12, 2016) among the Company and J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), under the Company’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-207463), including a prospectus dated October 16, 2015 and a prospectus supplement dated August 12, 2016. The Terms Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The Notes were issued under an indenture dated May 18, 2012 (the “Base Indenture”) with U.S. Bank National Association, as trustee, as supplemented by the third supplemental indenture dated August 17, 2016 (the “Supplemental Indenture,” and together with the Base Indenture, the “Indenture”).

The Notes bear interest at the rate of 6.875% per annum. Interest is payable on February 15 and August 15 of each year, beginning February 15, 2017. The Notes will mature on August 15, 2024. The Company may redeem the Notes, in whole or in part, at any time at the applicable redemption prices, as set forth in the Indenture. In addition, the Indenture contains restrictions on the ability of the Company and its subsidiaries to incur liens, enter into sale and leaseback transactions and merge or consolidate or sell or convey all or substantially all of its assets, as well as restrictions on the ability of the Company’s subsidiaries to incur indebtedness.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Terms Agreement and the Supplemental Indenture (including the form of the Notes), each of which is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 1.1 and Exhibit 4.1, respectively, and the Base Indenture, which was filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 18, 2012.

A copy of the opinion of Davis Polk & Wardwell LLP, special New York counsel to the Company, relating to the validity of the Notes, is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

1.1	Terms Agreement dated as of August 12, 2016 among Murphy Oil Corporation and J.P. Morgan Securities LLC as representative of the several underwriters named therein

4.1	Third Supplemental Indenture dated as of August 17, 2016 between Murphy Oil Corporation and U.S. Bank National Association, as trustee (including the Form of 6.875% Notes due 2024)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John B. Gardner
John B. Gardner
Vice President & Treasurer

Date: August 17, 2016

Exhibit Index

1.1	Terms Agreement dated as of August 12, 2016 among Murphy Oil Corporation and J.P. Morgan Securities LLC as representative of the several underwriters named therein

4.1	Third Supplemental Indenture dated as of August 17, 2016 between Murphy Oil Corporation and U.S. Bank National Association, as trustee (including the Form of 6.875% Notes due 2024)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)